UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Schulte Roth & Zabel, LLP 1152 Fifteenth Street, NW Suite 850 Washington, DC 20005 (202) 729-7477

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Beginning on January 1, 2021, and as permitted by a rule adopted by the Securities and Exchange Commission, paper copies of the Company's shareholder reports like this one will no longer be sent to you by mail, unless you specifically request that the Company or your financial intermediary (i.e., the broker-dealer or bank through which you own your shares) send you paper copies of these reports. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and will be provided with a website link to access the report.
If you already have elected to receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications from the Company by contacting the Company at 833-293-1769 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future shareholder reports of the Company in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 833-293-1769. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports.

Fellow Shareholders,

I am pleased with our solid second quarter results and the significant out-performance we have seen in the first six weeks of the third quarter.  Below we provide our standard disclosure of the results from Q2 2019. There are also two recent developments that have transpired subsequent to the end of the second quarter that we thought are worth mentioning. First, we completed a successful exit of our investment in TheStreet, Inc. (NASDAQ: TST). We believe this investment (IRR of 75%) is representative of the strategy we have employed since our board involvement less than two years ago. Second, two investments that have not been publicly disclosed until today: Quantum Corporation (OTC: QMCO) and TheMaven Inc. (OTC: MVEN), have materially increased in value since June 30, 2019. Let me give you the "above-the-fold" news for what TURN has been up to over the last few months and how that has impacted our net asset value per share ("NAV") post the end of Q2 2019. We started buying QMCO in February 2019 and purchased 2,104,191 shares at a cost basis of $2.62. As the close of the markets on August 14, 2019, the stock is $5.40. It closed at $2.65 at the end of Q2 2019. MVEN (more on the timeline of our purchase is discussed below) was bought on June 28, 2019, in a private placement in public equity (PIPE) deal. We own shares of preferred stock that will convert into 14,000,000 shares of common stock at an average cost per share of $0.50. As of the close of the markets of August 14, 2019, the stock is $0.86. Let me put this information in perspective; subsequent to the end of Q2 2019, and including a discount for lack of marketability to the closing price of MVEN, QMCO and MVEN have added $8.8 million, or $0.28 of NAV, as of August 14, 2019. These two positions alone would take our NAV north of $3.00 for the first time in four years. In addition to these two positions, in aggregate, our publicly traded portfolio securities in aggregate are up $9.8 million, or $0.31 per share as of August 14, 2019. Suffice to say, the quarter isn’t over, and we have other moving parts that may both add and subtract from NAV. This is not a prediction of where we will be at the end of Q3 2019, but the magnitude of these increases is so significant, we feel obligated to enumerate it for shareholders.

As for Q2 2019, things calmed down somewhat as compared to the volatile nature of the prior two quarters. In Q4 2018, the Russell Microcap Index declined 22.2%, followed by a Q1 2019 recovery of 13.1%. This past quarter the Russell Microcap Index advanced 0.9%. For the quarter, our NAV advanced 2.2% against the backdrop of a 9.3% gross total return in our public holdings. I appreciated the lack of volatility and calmness of the market this past quarter. It gave us a great opportunity to really dig in on our two significant holdings, QMCO and MVEN. It also gave me the chance to go on a golf trip to Ireland, which was absolute golf heaven. If you love golf and haven’t played Ballybunion, Old Head, Hogs Head, or Tralee, I strongly suggest you make the trip. I think the howling 45 MPH winds we faced in Ireland will be nothing compared to the strong gusts the market and economy may face over the next twelve months of political election mania. By the way, back to the winds in Ireland, here was a typical exchange between me and our golf caddy at Old Head. Caddie: "Kevin, you are 135 yards out. Hit it 210 yards and aim 40 yards left of pin." Me, after hitting what a think is a good shot, "Where did it end up?" Caddie: "Absolutely perfect shot. 25 yards short and 30 yards right." Me: "Thanks." For me, the Ireland golf experience was a precursor to the heightened volatility I expect to resume once the summer ends.

NET ASSET VALUE PER SHARE

Our NAV increased this quarter from $2.76 to $2.82, or 2.2%. Our Fund has three principal components to the variance in our NAV: our public portfolio, our private portfolio, and our expenses. For the quarter, our public portfolio companies, including carried interest from TheStreet SPV Series - a Series of 180 Degree Capital Management, LLC ("TST SPV"), increased our NAV by $0.11 while our private portfolio companies declined by $0.02. Operating expenses including an accrual for a potential bonus pool in 2019 negatively impacted NAV by $0.03. While our public market performance was above average for the quarter, our NAV was muted versus the Russell Microcap Index because we started the quarter with just 42.0% of our assets in cash and liquid securities.

	2017	2018	YTD Through Q2 2019
NAV Change	11.1%	1.5%	6.8%
Gross Total Return of Public Company Investments	53.5%	19.5%	23.9%
Russell Microcap Index	13.2%	(13.0%)	14.1%

Public Portfolio

Fortunately, since the inception of 180, our focus on investing in publicly traded companies with our constructive activist approach has generated significant returns. This quarter, 180’s public portfolio gross total return was 9.3% versus the 0.9% for the Russell Microcap Index. Our Q2 2019, one year and inception to date performance is highlighted in the chart below 1:

	Q2 2019	H1 2019	Q2 2018-Q2 2019	Q4 2016-Q2 2019
TURN Public Portfolio Gross Total Return	9.3%	23.9%	0.8%	124.9%
TURN Public Portfolio Gross Weighted Average	6.8%	16.7%	(0.3%)	40.8%
Russell Microcap Index	0.9%	14.1%	(10.4%)	12.4%
Russell Microcap Value Index	1.4%	11.9%	(11.0%)	10.1%
Russell 2000	2.1%	17.0%	(3.3%)	19.3%
Russell 3000	4.1%	18.7%	9.0%	36.2%
S&P 500	4.3%	18.5%	10.4%	38.1%
Dow Jones Industrial Average	3.2%	15.4%	12.2%	42.7%

A little over two years ago, we embarked on a new strategy to invest in small public companies. Since then, we have added $0.71 to our NAV from our investments in public companies. Over that same period, we generated $0.05 of NAV growth from our private portfolio. 180’s shareholders have clearly benefited from our strategy change. Let’s dig into the significant sources of the net gains from our public portfolio in Q2 2019.

Sources of material increases in value:

•
Adesto Technologies Corporation (NASDAQ: IOTS) reported a solid Q1 2019, and its full year outlook was viewed favorably. For the quarter, IOTS advanced 34.7% versus 5% for the Philadelphia Semiconductor Index and increased our NAV by $0.07.

•
TheStreet, Inc. (NASDAQ: TST) has been a highly successful investment for our shareholders and our participation is now over. In conjunction with assisting the company in retiring its preferred stock at a significant discount, we joined TST’s Board of Directors in November 2017. In the first half of 2018, TST sold its deposit and loan data collection subsidiary, RateWatch, to S&P Global for $33.5 million. TST then sold the rest of its institutional businesses, BoardEx and The Deal, to Euromoney Institutional Investor for approximately $87.3 million. On April 22, 2019, TST distributed $1.77 per share to its shareholders. As a result of that, we booked approximately $319,000 in Q2 2019 of carried interest for the TST SPV that we have managed since November of 2017. On June 9, 2019, the Board of TST voted to sell its remaining consumer business to MVEN. The deal was announced on June 12, 2019, and closed on August 7, 2019. TST is a signature investment for how we define constructive activism. In its entirety and over the life of the investment, TST generated a total realized gain of approximately $7.2 million on an investment of approximately $5 million an an IRR of 75% in a little over two years. Success! On the date of close, we resigned from the Board of TST.

•
Iteris Inc. (NASDAQ: ITI) was a previously undisclosed position that we added to in this quarter. ITI is a provider of systems and sensors that optimize the flow of traffic and enhance driver safety. ITI announced an acquisition of a Florida based traffic management company while reporting better than expected results. The stock was up 24% in the quarter and increased our NAV by $0.02

•
Airgain, Inc. (NASDAQ: AIRG) benefited during the quarter from increased excitement regarding the rollout of 5G wireless technology even though its Q1 2019 earnings report missed estimates and guidance for Q2 2019 was revised lower. AIRG’s stock was up 10.3% in the quarter and increased our NAV by $0.01.

1 Past performance is not an indication or guarantee of future performance. Amounts gross unrealized and realized total returns compounded on a quarterly basis. 180 Degree Capital Corp. is an internally managed registered closed end fund and does not have an external manager that is paid fees based on assets and/or returns. 180 also has more than 50 percent of its investment portfolio in legacy privately held investments. Please see its filings with the SEC, including its 2018 Annual Report filed on Form N-CSR for information on its expenses and expense ratios.

Sources of material decreases in value:

•
Mersana Therapeutics, Inc. (NASDAQ: MRSN) continues to struggle with doing anything that the market perceives as useful in building its business. While MRSN reported data at the ASCO conference in June 2019, there was nothing of note that got investors excited. Further, its CFO resigned during the quarter. The company is currently trading with almost no enterprise value, but it burns cash every day. Following its capital raise in the first quarter of 2019, MRSN states it has enough cash to fund operations through at least mid 2021. For the quarter, MRSN decreased by 23% and decreased our NAV by $0.01.

•
Emcore Corporation (NASDAQ: EMKR) reported Q1 2019 below expectations and subsequently reduced Q2 2019 guidance due to a Huawei sale ban. It announced the acquisition of Systron Donner, a navigation product supplier, on June 10, 2019. The company also announced results of an arbitration case that resulted in unexpected $5 million payment Phoenix Navigation Components. EMKR then pre-announced lower revenues for Q2 2019. Other than that, Mrs. Lincoln, how was the play? As we have stated numerous times in the past, EMKR is in desperate need of an overhaul of its investor relations functions. EMKR just announced the hire of a new CFO (finally after a nine-month search), so perhaps that is a start. At the very least, hopefully it will facilitate an overhaul of the company’s finance functions that do not seem to be able to accurately forecast revenues within weeks of a quarter end. The Board and management team have done a very poor job of creating value. For the quarter, EMKR decreased by 9.9%, and decreased our NAV by $0.01.

Other notable positions:

•
Synacor, Inc. (NASDAQ: SYNC) is a holding we have discussed extensively in our previous communications with shareholders. The big news for us this year was our appointment to SYNC’s Board of Directors in March 2019. SYNC reported a decent Q1 2019, but as of the end of Q2 2019, the AT&T overhang still existed. Post the quarter end, SYNC announced the wind-down of the AT&T portal so it could more focus on the growth of the software business. Now, approximately one-half of SYNC's revenues are recurring and fee-based from its email and Cloud ID businesses. Investors typically pay a minimum of 1x recurring revenues, and in many cases, significantly higher multiples if such revenues are coupled with high margins and growth rates. The company now separately reports both revenue and profitability for its advertising and software businesses. This transparency gives investors an inside look at the financial performance of SYNC’s high margin recurring software business, and perhaps, will convince investors that SYNC’s $45 million enterprise value as of June 30, 2019, grossly undervalues the company. We look forward to helping the company engineer a "180 Degree TURN" in its share price. For the quarter, SYNC was down 0.6% and decreased our NAV by less than $0.001.

•
Intermolecular, Inc. (NASDAQ: IMI) provides customers with a platform and multi-disciplinary development team for the research and development of advanced materials in the semiconductor, display, and glass and coatings industries. Coincident with the downturn of the semiconductor sector, in Q4 2018, we purchased approximately 1.4 million shares at an average cost of $0.94 per share. On May 6, 2019, IMI announced its sale to Merck KGaA for $1.20. Given the stock closed Q1 2019 at $1.15, IMI had a negligible impact on our NAV this quarter. We sold the entire position on the date of the announcement at an average sale price per share of $1.16, generating a total profit on the investment of $358,000, or $0.01 per share. The IRR on the investment was 52%.

In our world, it’s important to find ways to differentiate our Fund from others in order to generate meaningful alpha that outperforms the market. We originally differentiated ourselves by finding opportunities to remove capital structure overhangs in TST and Turtle Beach Corporation (NASDAQ: HEAR).  These situations worked because the size of the preferred stock overhang and the discount at which we could help retire the preferred stock would be meaningfully and immediately accretive to the value of each company. Given our successes in each of these investments, we continued to hunt for additional similar types of opportunities. While we haven’t found "the next one" that meets our investment criteria, we actively keep looking for them. This year, we dove into a new set of opportunities, recently delisted or OTC stocks, specifically the two companies I mentioned above: QMCO and MVEN. During my days at BlackRock, if you had told me in 2019 that I would be spending time on delisted companies, I would have asked what went wrong with my career. But we’ve come to realize therein lies the opportunity! Both stories came to us through similar channels, but for completely different reasons. To give you an idea of our current excitement about these two companies, we invested an aggregate of approximately $12 million in MVEN and QMCO during the quarter and they are two of our three largest publicly traded positions.

Our introduction to QMCO went something like this...We were at a meeting discussing investment ideas with an investor who has a similar focus to us in the microcap space; and who we respect for having superior investment acumen. He said his best current investment idea was QMCO. We responded, "If that is the case, then you really don’t have any good investment ideas." He implored us to meet with the new CEO and CFO to see if our original opinion held true following those conversations. After speaking with QMCO, our negative pre-disposition changed. For those who are not familiar with the company, QMCO’s technology and services help customers capture, create and share digital content, and preserve and protect it for long periods of time. It is best known as a company that makes tape drives, but also has a number of other data processing and storage solutions that enable high-speed data transfer and processing, particularly for video content. QMCO is your classic case of a good company put into the proverbial "penalty box" by investors for misdeeds of prior management teams. Specifically, in this case, QMCO’s former management recognized approximately $180 million of revenue in incorrect periods to help inflate revenues and meet certain goals. Once discovered, the company needed to restate its financial statements to reflect this revenue in the correct periods. QMCO became delinquent on its financial filings with the SEC, ultimately resulting in the company being delisted from the NYSE in January 2019. Once the company became delisted, the number of investors that could buy the stock decreased substantially, and it also became harder to diligence because the latest financial SEC filing available dated all the way back to September 2017. What filings we could find were not straightforward to analyze. We like these situations, so we dug in and did the work. What we found led us to retract our original comment and to purchase 2.1 million shares over a four-month period at an average price per share of $2.62 for a total investment of approximately $5.5 million.

Contrary to popular belief, tape is not dead. In fact, it is experiencing a resurgence in cloud computing because it serves as a low cost, low energy way to store information for long periods of time and in a way that is completely impervious to hackers or other malicious intent. When a tape is not in use, it is off the grid. QMCO’s other products also provide differentiated capabilities in the market and are gaining new customers. Lastly, QMCO is expanding its products and services from a one-time sale model to a subscription/recurring model that allows for increased visibility and predictability of revenues along with enhanced customer engagement. The last time QMCO reported Q3 2017 results, it had twelve-month-trailing revenues of approximately $480 million with $11.7 million in EBITDA. We noticed that buried in the details of the credit facility QMCO secured in December 2018 is a covenant that the company needs to generate at least $28 million in EBITDA over the preceding four quarters as of June 30, 2019, and $30 million as of September 30, 2019. QMCO last reported it has 35 million shares outstanding, which gave it a market capitalization at 180’s average cost basis of $92 million. If the company was generating even close to the same amount of revenues as it was in 2017, then its enterprise value was trading at approximately 0.5x revenues at our average cost. We knew QMCO needed to file its fiscal year 2018 financial statements by August 31, 2019, and fiscal year 2019 financial statements by the end of 2019 to remain in compliance with its credit facility. Once it completed these filings, the company would be ready to begin efforts to relist on the NYSE or NASDAQ. Should it be able to relist, it would once again be available for investment by a much broader investor universe than it is as of today. Most importantly, the investing world will be able to see what the new CEO and CFO have done to turn around the business. Our catalyst was the filing of the financials; along with the hope that the business was performing better than investors would have anticipated. On August 6, 2019, QMCO restated its financial statements and is now up to date with all its SEC filings. QMCO also announced its estimates for its current fiscal year that included adjusted EBITDA north of $50 million, significantly better than the street expected. The stock rallied 36% on that day having already risen 39% from its Q2 2019 close.

MVEN is a different situation and company. MVEN was founded in 2016. It is a media coalition of professional content destinations ("mavens"), operating exclusively on a shared digital publishing, advertising and distribution platform. MVEN provides a major media scale alternative to news and information distributed on social platforms. We were introduced to MVEN during the process of looking for potential acquirers for the remaining consumer business of TST. We got to know the team at MVEN during the due diligence process and learned about the company’s vision for its business and how TST would fit. TST’s Board of Directors agreed to a definitive merger agreement with MVEN on June 9, 2019. Subsequent to that announcement, on June 14, 2019, MVEN acquired the rights to manage the digital and print assets of Sports Illustrated (SI). Almost overnight, the company dramatically increased its revenues, scale and reach through the combination of TST and SI. While MVEN was building its business through acquisition, the company listed on the OTC market through a reversed merger into a public shell company. Separate from and subsequent to the TST and SI announcements, on June 23, 2019, we were brought "over the wall" and learned that MVEN decided to raise capital through a PIPE offering. We invested $7 million in the financing and purchased convertible preferred stock that will convert into common stock at $0.50 per share once the company amends its articles of incorporation to increase the number of authorized shares it can issue.

MVEN is now focused on integrating its acquisitions, getting up to date with its financial statement filings with the SEC and listing on the NASDAQ or NYSE. There are very few investors that have ever heard of MVEN. We think that will change over time. We believe this is another undiscovered company for which updated financial information will soon be available to the public. It could be a similar story to QMCO in that once MVEN files its financials, it will make it possible for the broad investment community to analyze the business MVEN’s team has built. We are betting the results will be viewed favorably. We expect those results sometime in early 2020. Furthermore, an up-list to a national exchange should expand the investor universe that can buy the stock.

As I have said historically, our goal is to build a concentrated portfolio of relatively large positions in a small number of names. That was our plan with TST where we invested approximately $5 million and generated a return of approximately 144 percent, or $7.2 million, in just over two years. We invested $4.3 million in SYNC, and we are working diligently to improve on the current 42.5 percent, or $1.8 million, unrealized loss as of June 30, 2019. These are two companies where we became actively involved as members of the board. While we do not currently plan to join the boards of MVEN or QMCO, as with any of our holdings, we are open to doing so if needed. With that backdrop, our public portfolio gross total returns have outperformed the Russell Microcap Index this past quarter, YTD 2019, one year ending June 30 2019, and 180's inception to date.

Private Portfolio

For the quarter, our private portfolio declined by $470,000 or $0.02 per share. D-Wave Systems had the largest decrease in value. Because its last financing was over a year ago, we were forced to include in our methodology a market-adjustment factor based on publicly traded comparable companies. Produced Water Absorbents concluded a dilutive financing against the backdrop of weak results. As a result, the remaining prior interest accrual was written off from approximately $429,000 to zero. Petra Pharma was also down due to financing terms. The main positive contributor to NAV was AgBiome, as a result of the inclusion of a market-adjustment factor based on public market comparables in the valuation methodology since the last round of financing occurred more than one year ago.

While we continue to believe there are companies in the portfolio that hold promise to build value, the timelines and potential exit values for these companies are highly uncertain. We have often talked about our desire to shepherd actively our existing private portfolio to exits or explore opportunities to sell our positions in those companies at what we believe are reasonable valuations. We will continue to seek out additional opportunities to monetize our private portfolio investments. Why is that? It’s simple math. Since the beginning of 180 Degree Capital, we have added $0.71 of NAV due to our public portfolio companies while the private companies have increased by $0.05.

EXPENSES:

As we have noted, we have dramatically reduced our cost structure under our new strategy. In 2016, before our Fund’s change in investment focus and management, our operating expenses, excluding stock-based compensation and interest on outstanding debt, averaged approximately $1.3 million per quarter. For Q1 2019, our operating expenses net of sublease income equaled approximately $730,000, roughly in line with our expenses for the same quarter a year ago. Because we have achieved positive results year to date, in this quarter, the Compensation Committee of our Board of Directors voted to accrue $292,000 for potential bonuses in 2019. This accrual could change materially depending on full-year performance. In fact, given the robust third quarter we are presently speaking about, I would anticipate further accruals in the quarter ahead.

TURN/NAV: SUM OF THE PARTS:

At the end of Q2 2019, TURN traded at 70% of its NAV. Our liquid assets, cash, and other assets net of liabilities were $1.19 per share. Our stock price was $1.969. If we received 100% credit for the value of these assets net of liabilities, the market is ascribing a value of $0.78 per share, or $24.3 million, to our private portfolio. Given our private assets are valued at approximately $50.8 million, the market is discounting the value of our private portfolio assets by 52% as of the end of Q2 2019. Given the performance of our public portfolio so far during Q3 2019, the market is now discounting our private portfolio by 74%.

As we grow our cash and liquid securities, the discount our stock trades to NAV should narrow. In September 2016, we had 19% of our cash and investments in cash and liquid securities less outstanding debt. At the beginning of our strategy in 2017, we had 27% of our cash and investments in cash and public companies. At the end of Q2 2019, that number is 43%. Because of the extraordinary quarter we are presently having, as of August 14, 2019, that number is 48%. We have made substantial progress in reinventing ourselves. Our balance sheet reflects just how far we have come. Personally speaking, over my tenure at 180, I have become the 4th largest shareholder in TURN, with substantially all of my ownership built through open market purchases. Collectively, the management team and Board of TURN purchased over 400,000 shares in the last five quarters. We are aligned with our shareholders. And we will manage this business in the best interests of shareholders.

We had yet another good quarter of public market investing. In Q2 2019, our public portfolio gross total return was 9.3% versus 0.9% for the Russell Microcap Index. For the first half of 2019 our public portfolio gross total return was 23.9% versus 14.1% for the Russell Microcap Index. Let’s take it one step further. Over our first 10 quarters, our public portfolio gross return was 124.9% versus 12.4% for the Russell Microcap Index. I am confident in our ability to navigate through the often-choppy waters and create value for our shareholders with the overriding notion that the market is extremely inefficient for the companies we are investing in. For us, this inefficiency leads to increased opportunities. While I must alert you that things can change, our third quarter is off to an incredible start due to our new investments in MVEN and QMCO. If things hold our NAV will be over $3.00 for the first time since June 2015. And to show you how inefficiently I believe our current share price is, let’s go back to June 30, 2015. At that time, Harris & Harris Group had a NAV of $3.34 and a share price of $2.75. The company had 150% more of its assets in private companies versus cash and liquid securities and its quarterly expenses were 120% higher than our expenses today. Today we have a nearly 50/50 split between public portfolio companies and private portfolio companies, and a track record of success in our new world of micro-cap constructive activism. Those that know me, know the last thing I have ever wanted to do in my 30 years of managing money is point to the scoreboard. But I have a different job today from the one, of managing money at

BlackRock. While the job is still stock picking, I have the added and ultimate responsibility to create value for our shareholders in TURN stock. If you put our performance of public market stock picking against our Lipper competition, we would be ranked number 1. Somebody very smart recently told me "the two most powerful warriors are patience and time." We have executed our business strategy as well as we could have hoped for when we started. We have stated our goal for 180 is to be known as a prominent and dominant leader in our world of public company constructive activism. I think we have achieved that goal and we look forward to continuing to build value for shareholders. I do hope our stock price will better reflect the solid business results we have achieved.

As always, we thank you for your support.

Kevin Rendino
Chairman and Chief Executive Officer

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2019
ASSETS
Investments in portfolio securities, at value:
Unaffiliated privately held companies (cost: $14,490,404)	$14,493,369
Unaffiliated publicly traded securities (cost: $19,699,989)	17,836,533
Non-controlled affiliated privately held companies (cost: $35,428,112)	29,353,836
Non-controlled affiliated publicly traded securities (cost: $16,865,682)	18,016,337
Controlled affiliated privately held companies (cost: $4,396,930)	4,817,225
Equity method privately held company (adjusted cost basis: $245,658)	245,658
Unaffiliated rights to payments (adjusted cost basis: $548,998)	1,908,279
Cash	5,871,341
Restricted cash	46,151
Receivable from sales of securities	775,399
Receivable from portfolio companies and managed funds	160,746
Prepaid expenses	158,188
Other assets	112,069
Total assets	$93,795,131
LIABILITIES & NET ASSETS
Payable for securities purchased	$4,019,605
Post-retirement plan liabilities	1,119,993
Accounts payable and accrued liabilities	812,958
Deferred rent	26,796
Total liabilities	$5,979,352
Commitments and contingencies (Note 10)
Net assets	$87,815,779
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.01 par value, 45,000,000 shares authorized; 34,623,341 issued	334,594
Additional paid in capital	127,652,787
Total distributable loss	(35,566,077)
Treasury stock, at cost 3,501,779 shares	(4,605,525)
Net assets	$87,815,779
Shares outstanding	31,121,562
Net asset value per outstanding share	$2.82

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2019
Income:
Interest from:
Unaffiliated companies-cash	$1,585
Unaffiliated companies-PIK	14,646
Non-controlled affiliated companies-cash (Note 2)	(658,765)
Non-controlled affiliated companies-PIK	7,255
Cash and U.S. government securities	28,085
Carried interest	318,827
Sub-lease income	124,333
Yield enhancing fee income on debt securities-non-cash	100,660
Fee income for providing managerial assistance to portfolio companies-cash	102,792
Fee income for providing managerial assistance to portfolio companies-non-cash	73,999
Management fee income	34,558
Dividend income	365
Total income	148,340
Operating fees and expenses:
Salaries, bonus and benefits	1,065,669
Professional	255,784
Directors	138,750
Rent	113,967
Administration and operations	150,849
Insurance	118,033
Custody	14,346
Other	2,499
Total operating expenses	1,859,897
Net investment loss before income tax expense	(1,711,557)
Income tax expense	1,617
Net investment loss	(1,713,174)
Net realized (loss) gain from investments:
Unaffiliated privately held companies	(16,960)
Unaffiliated publicly traded securities	1,356,039
Non-controlled affiliated privately held companies	(131,321)
Non-controlled affiliated publicly traded securities	3,657,621
Put options	114,202
Net realized gain from investments	4,979,581
Change in unrealized (depreciation) appreciation on investments:
Unaffiliated privately held companies	(1,505,215)
Unaffiliated publicly traded securities	3,757,154
Non-controlled affiliated privately held companies	1,918,018
Non-controlled affiliated publicly traded securities	(1,565,776)
Controlled affiliated privately held companies	21,998
Unaffiliated rights to payments	(111,004)
Net change in unrealized appreciation on investments	2,515,175
Net realized gain from investments and change in unrealized appreciation on investments	7,494,756
Share of loss on equity method investment	(571)
Net increase in net assets resulting from operations	$5,781,011

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2019
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$5,781,011
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(4,979,581)
Net change in unrealized appreciation on investments	(2,515,175)
Share of loss on equity method investee	571
Depreciation of fixed assets	2,498
Accretion of bridge note PIK interest income	(21,901)
Yield enhancing fee income on debt securities-non-cash	(100,660)
Fee income for providing managerial assistance to portfolio companies-non-cash	(73,999)
Purchase of U.S. government securities	(16,472,099)
Maturity of U.S. government securities	16,472,099
Put options purchased	(720,543)
Written put options terminated in closing transactions	(662,408)
Put options written	467,452
Purchased put options terminated in closing transactions	1,029,701
Purchase of unaffiliated privately held portfolio companies	(116,601)
Purchase of unaffiliated publicly traded securities	(20,663,282)
Purchase of non-controlled affiliated privately held portfolio companies	(574,019)
Purchase of non-controlled affiliated publicly traded securities	(33,947)
Distributions from non-controlled affiliated publicly traded securities	8,345,936
Proceeds from sale of unaffiliated privately held companies	255,000
Proceeds from sale of unaffiliated publicly traded securities	5,317,688
Proceeds from sale of non-controlled affiliated privately held companies	20,285
Proceeds from sale of non-controlled affiliated publicly traded securities	3,399,722
Changes in assets and liabilities:
Increase in receivable from sales of securities	(775,399)
Decrease in interest receivable	661,677
Increase in receivable from portfolio companies and managed funds	(54,084)
Decrease on prepaid expenses	101,171
Decrease in other assets	17,735
Decrease in post-retirement plan liabilities	(20,413)
Increase in payable for securities purchased	3,927,234
Increase in accounts payable and accrued liabilities	80,634
Decrease in deferred rent	(26,389)
Net cash used in operating activities	(1,930,086)
Cash flows from investing activities:
Purchase of fixed assets	(285)
Net cash used in investing activities	(285)
Net decrease in cash and restricted cash	(1,930,371)
Cash and restricted cash at beginning of the period	7,847,863
Cash and restricted cash at end of the period	$5,917,492

Supplemental disclosures of cash flow information:
Income taxes paid	$1,617

Cash	$5,871,341
Restricted cash	46,151
Total cash and restricted cash shown in the consolidated statement of cash flows	$5,917,492

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
	(UNAUDITED)
Changes in net assets from operations:
Net investment loss	$(1,713,174)	$(2,386,019)
Net realized gain (loss)	4,979,581	(7,693,523)
Net change in unrealized appreciation on investments	2,515,175	11,195,620
Share of loss on equity method investment	(571)	(124,299)
Net increase in net assets resulting from operations	5,781,011	991,779
Net increase in net assets	5,781,011	991,779
Net Assets:
Beginning of the period/year	82,034,768	81,042,989
End of the period/year	$87,815,779	$82,034,768

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
	(UNAUDITED)
Per Share Operating Performance
Net asset value per share, beginning of the period/year	$2.64		$2.60		$2.34		$2.88	$3.51	$3.93
Net investment loss*	(0.06)		(0.07)		(0.12)		(0.15)	(0.23)	(0.25)
Net realized gain (loss) from investments*	0.16		(0.25)		(0.38)		(0.26)	0.15	(0.16)
Net change in unrealized appreciation (depreciation) on investments and options*[1]	0.08		0.36		0.80		(0.12)	(0.56)	(0.02)
Share of loss on equity method investment*[2]	0.00		0.00		0.00		0.00	(0.01)	0.00
Total*	0.18		0.04		0.30		(0.53)	(0.65)	(0.43)
Net (decrease) increase as a result of stock-based compensation expense*[2]	0.00		0.00		(0.01)		0.01	0.03	0.03
Net increase as a result of purchase of treasury stock	0.00		0.00		0.00		0.00	0.01	0.00
Net decrease as a result of acquisition of vested restricted stock awards related to employee withholding[2]	0.00		0.00		(0.02)		(0.01)	(0.01)	(0.01)
Total (decrease) increase from capital stock transactions	0.00		0.00		(0.03)		0.00	0.03	0.02
Net (decrease) increase as a result of other comprehensive (loss) income*[2]	0.00		0.00		(0.01)		(0.01)	(0.01)	(0.01)
Net increase (decrease) in net asset value	0.18		0.04		0.26		(0.54)	(0.63)	(0.42)
Net asset value per share, end of the period/year	$2.82		$2.64		$2.60		$2.34	$2.88	$3.51
Stock price per share, end of the period/year	$1.969		$1.75		$1.97		$1.38	$2.20	$2.95
Total return based on stock price	12.51%		(11.17)%		42.75%		(37.27)%	(25.42)%	(1.01)%
Supplemental Data:
Net assets, end of the period/year	$87,815,779		$82,034,768		$81,042,989		$72,255,610	$88,711,671	$109,654,427
Ratio of expenses, excluding taxes, to quarterly average net assets	2.18%	3 **	3.62%	**	6.26%	**	7.88%	8.15%	7.14%
Ratio of expenses, including taxes, to quarterly average net assets	2.18%	3 **	3.63%	**	6.28%	4 **	7.89%	8.15%	7.15%
Ratio of net investment loss to quarterly average net assets	(2.01)%	3 **	(2.82)%		(4.68)%		(5.64)%	(7.22)%	(6.70)%
Average debt outstanding	$0		$0		$0		$4,590,164	$3,780,822	$0
Average debt per share	$0.00		$0.00		$0.00		$0.15	$0.12	$0.00
Portfolio turnover	21.18%		20.43%		8.83%		***	***	***
Number of shares outstanding, end of the period/year	31,121,562		31,121,562		31,121,562		30,904,209	30,845,754	31,280,843

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

 *Based on average shares outstanding.
**The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $17,509 and $5,700 with that broker for the year ended December 31, 2018 and the year ended December 31, 2017, respectively. The Company received an offset to expense totaling approximately $4,595 with that broker for the six months ended June 30, 2019.
***Prior to March 2017, the Company was a business development company investing primarily in privately held securities. Portfolio turnover was not a relevant indicator for such investments given that the Company did not generally pay brokerage fees on such investments.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.
2 Amounts listed as zero are amounts calculated as less than $0.005.
3 Not annualized.
4 Ratio of expenses, including taxes and excluding expenses related to restructuring, to quarterly average net assets for the year ended December 31, 2017 was 5.19%.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
36.8% of net assets at value

Privately Held Companies (Illiquid) -
16.5% of net assets at value

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	$0	$150,000

D-Wave Systems, Inc. (3)(4)(6)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		1,144,869	1,002,074	1,791,046
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		450,450	487,804	719,531
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		855,131	748,473	1,365,951
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		269,280	248,049	448,688
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		258,721	238,323	431,094
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M) (L3)		460,866	909,088	1,044,000
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		678,264	736,019	1,083,431
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		513,900	659,493	896,307
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		493,747	633,631	861,157
				5,662,954	8,641,205

Fleet Health Alliance, LLC (3)(4)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	225,000	56,250

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
36.8% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
16.5% of net assets at value (cont.)

Magnolia Neurosciences Corporation (3)(4)		Pharmaceuticals
Developing and commercializing novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	$862,872	$868,405

Nanosys, Inc. (3)(4)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		803,428	1,500,000	896,045
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		1,016,950	3,000,003	1,682,732
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		433,688	496,573	773,870
				4,996,576	3,352,647

NanoTerra, Inc. (3)(4)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		4,462	69,168	0
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	29,853
				104,571	29,853

Petra Pharma Corporation (3)(7)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-1/8/18)	(H) (L3)		1,894,798	1,894,798	637,979
Secured Convertible Bridge Note, 7% PIK, (acquired 8/30/18, maturing 7/31/19)	(H) (L3)		$369,748	391,376	293,532
Secured Convertible Bridge Note, 7% PIK, (acquired 4/11/19, maturing 7/31/19)	(H) (L3)		$116,601	118,412	88,809
				2,404,586	1,020,320

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
36.8% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
16.5% of net assets at value (cont.)

Phylagen, Inc. (3)		Research & Consulting Services
Developing technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	$233,845	$374,689

Total Unaffiliated Privately Held Companies (cost: $14,490,404)					$14,493,369

Unaffiliated Publicly Traded Securities -
20.3% of net assets at value

Adesto Technologies Corporation (4)		Semiconductors
Developing low-power, high-performance solutions for the Internet of Things (IoT)
Common Stock (acquired 10/27/15-12/31/18)	(M) (L1)		821,371	$4,828,839	$6,694,174

Airgain, Inc. (4)		Electronic Components
Providing advanced antenna technologies for high-performance wireless communications
Common Stock (acquired 6/4/18-2/15/19)	(M) (L1)		100,000	909,545	1,415,000

Emcore Corporation (4)		Communications Equipment
Providing mixed-signal optical products
Common Stock (acquired 5/3/18-3/29/19)	(M) (L1)		652,508	3,011,886	2,146,751

Iteris, Inc. (4)		Electronic Equipment & Instruments
Providing applied informatics for transportation and agriculture
Common Stock (acquired 1/18/19-6/14/19)	(M) (L1)		409,000	1,779,436	2,114,530

Lantronix, Inc. (4)		Communications Equipment
Providing secure data access and management solutions
Common Stock (acquired 9/18/18-6/25/19)	(M) (L1)		583,166	1,999,213	1,941,943

Mersana Therapeutics, Inc. (4)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-12/31/18)	(M) (L1)		301,100	4,414,817	1,219,455

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
36.8% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
20.3% of net assets at value (cont.)

OpGen, Inc. (4)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		12,034	$425,579	$2,587
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		1,248	785	23
				426,364	2,610

Miscellaneous Common Stocks (4)(8)				2,329,889	2,302,070

Total Unaffiliated Publicly Traded Securities (cost: $19,699,989)					$17,836,533

Total Investments in Unaffiliated Companies (cost: $34,190,393)					$32,329,902

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value

Privately Held Companies (Illiquid) -
33.4% of net assets at value

ABSMaterials, Inc. (3)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$11,595
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	209,332
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/19)	(M) (L3)		$100,000	127,573	95,679
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	29,521	22,140
				1,809,738	338,746

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
33.4% of net assets at value (cont.)

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$11,257,908
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,386,632
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	1,024,449
				3,021,746	14,668,989

Black Silicon Holdings, Inc. (3)(4)(9)(10)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	750,000	0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	576,616
				7,870,245	576,616

EchoPixel, Inc. (3)(4)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	1,250,000	1,405,703
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	501,552
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	570,566
				2,100,000	2,477,821

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
33.4% of net assets at value (cont.)

Essential Health Solutions, Inc. (3)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$135,635
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,943,741
Unsecured Convertible Bridge Note, 8% PIK, (acquired 12/19/18, maturing 12/19/19)	(M) (L3)		$50,000	52,126	52,126
				2,802,146	3,131,502

Lodo Therapeutics Corporation (3)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	800,246
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(M) (L3)		$474,019	474,331	474,331
				1,132,521	1,274,577

NGX Bio, Inc. (3)(4)(10)		Research & Consulting Services
Developed translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I) (L3)		666,667	500,002	15,114
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I) (L3)		329,989	499,999	7,481
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(I) (L3)		666,001	686,329	15,099
				1,686,330	37,694

ORIG3N, Inc. (3)(4)		Health Care Technology
Developing consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	500,000	1,211,768
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,413,763
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	188,247
				2,200,002	2,813,778

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
33.4% of net assets at value (cont.)

Produced Water Absorbents, Inc. (3)(11)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,424,340	0
				10,159,871	0

TARA Biosystems, Inc. (3)(4)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	20	752,518
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	3,180,934
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	100,661
				2,645,513	4,034,113

Total Non-Controlled Affiliated Privately Held Companies (cost: $35,428,112)					$29,353,836

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value

Non-Controlled Affiliated Publicly Traded Securities -
20.5% of net assets at value

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Providing high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-6/25/19)	(M) (L1)		2,104,191	$5,516,172	$5,576,106

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
20.5% of net assets at value (cont.)

Synacor, Inc. (4)(12)		Application Software
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-5/14/19)	(M) (L1)		1,602,420	$4,349,510	$2,499,775
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19) (3)(13)	(I) (L3)		50,000	0	38,392
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19) (3)(13)	(I) (L3)		15,000	0	11,640
				4,349,510	2,549,807

TheMaven, Inc. (3)(4)		Interactive Media & Services
Providing a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	2,000,000	2,000,000
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	5,000,000
				7,000,000	7,000,000

TheStreet, Inc. (4)(14)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/19/17-4/4/19)	(M) (L1)		471,521	0	2,890,424

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $16,865,682)					$18,016,337

Total Investments in Non-Controlled Affiliated Companies (cost: $52,293,794)					$47,370,173

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Controlled Affiliated Companies (2) -
5.5% of net assets at value

Privately Held Companies (Illiquid) -
5.5% of net assets at value

HALE.life Corporation (3)(4)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$145,229
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	2,157,002
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	2,514,994
				4,396,930	4,817,225

Total Controlled Affiliated Privately Held Companies (cost: $4,396,930)					$4,817,225

Total Investments in Controlled Affiliated Privately Held Companies (cost: $4,396,930)					$4,817,225

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $90,881,117)					$84,517,300

Investment in Equity Method Privately Held Company (2) -
0.3% of net assets at value

Privately Held Company (Illiquid) -
0.3% of net assets at value

Accelerator IV-New York Corporation (3)(4)(7)(15)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$245,658	$245,658

Total Investment in Equity Method Privately Held Company (cost: $245,658)					$245,658

Total Investments (cost: $91,126,775)					$84,762,958

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) -
2.2% of net assets at value

Amgen, Inc. (3)(4)(16)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$1,908,279

Xenio Holdings, Inc. (3)(4)(17)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		$0	0	0

Total Unaffiliated Rights to Payments (cost: $548,998)					$1,908,279

Total Derivative Investments (cost: $548,998)					$1,908,279

Total Investments and Derivatives (cost: $91,675,773)					$86,671,237

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations" of the Notes to Consolidated Financial Statements (Unaudited).

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)	We are subject to legal restrictions on the sale of our investment(s) in this company. The total amount of restricted securities held is $57,868,399, or 65.9 percent of net assets.

(4)
Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.

(5)
We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. We are not investors in AutoTech. The LLC interests have a capital percentage of 0 percent.

(6)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc. through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation.

(7)	See "Note 10. Commitments and Contingencies."

(8)	The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.

(9)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx, Inc. were converted into securities of Black Silicon Holdings, Inc.  SiOnyx, Inc. was then acquired by an undisclosed buyer.  Black Silicon Holdings, Inc. owns a profit interest in the undisclosed buyer.

(10)
Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.

(11)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

(12)
The Company is the Investment Manager and Managing Member of 180.2 SPV Series - a Series of 180 Degree Capital Management, LLC that owns 1,241,400 shares, or 3.2 percent of the voting securities, of Synacor, Inc. ("SYNC"). When combined with the Company's ownership of 4.1 percent of the voting securities of SYNC, the Company controls 7.3 percent of the voting securities of SYNC, based on 39,061,146 shares reported in SYNC's most recent Securities and Exchange Commission ("SEC") filing, Form 10-Q, as of June 30, 2019.

(13)
The stock options were issued to Kevin Rendino for service on the Board of Directors of SYNC. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2019
(UNAUDITED)

(14)
The Company received a distribution from TheStreet, Inc. ("TST) from the sale of its institutional business units on April 22, 2019. The management of TST issued Internal Revenue Services (IRS) Form 8937, Report of Organizational Actions Affecting Basis of Securities, which describes the distribution and the effects on a stockholder’s tax basis in common stock of TST, which is required under Section 6045B of the Internal Revenue Code of 1986, as amended (the “Code”). Based on the Code, the Company as a C Corporation stockholder will reduce (but not below zero) the tax basis of its shares by the amount of the distribution (as the distribution is not being treated as a dividend). A difference between the cost and the distribution amount is to be recorded as (long term capital) gains. The cost basis of the Common Stock was reduced to zero, as a result of the distribution.

(15)
Under the equity method, investments are carried at cost, plus or minus the company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9.6 percent of Accelerator IV-New York Corporation.

(16)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(17)
In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. THE COMPANY

180 Degree Capital Corp. (f/k/a Harris & Harris Group, Inc.) (the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

H&H Ventures Management, Inc.SM ("Ventures") is a 100 percent owned subsidiary of the Company. Ventures is taxed under Subchapter C (a "C Corporation") of the Internal Revenue Code of 1986 (the "Code"). Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in our portfolio companies. The partners of Harris Partners I, L.P., are Ventures (sole general partner) and the Company (sole limited partner). Ventures pays taxes on income generated by its operations as well as on any non-passive investment income generated by Harris Partners I, L.P. For the period ended June 30, 2019, there was no non-passive investment income generated by Harris Partners I, L.P. Ventures, as the sole general partner, consolidates Harris Partners I, L.P. The Company consolidates Ventures for financial reporting purposes.

The Company is the Managing Member of H&H Co-Investment Partners, LLC, a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its private portfolio companies. As of June 30, 2019, H&H Co-Investment Partners did not have any capital under management. The Company is also the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its publicly traded portfolio companies. As of June 30, 2019, the Company had $6.1 million in capital under management in two funds, TheStreet SPV Series ("TST SPV") and 180.2 SPV Series ("180.2 SPV"), each a series of 180CM.

The Company may, in certain cases, receive management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM and it does not expect to consolidate the operations of any capital managed in separate series of H&H Co-Investment Partners, if and when it has capital under management.

180 Degree Capital BD, LLC ("180BD") is a 100 percent owned subsidiary of the Company. 180BD was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. 180BD is a registered broker-dealer with the Financial Industry Regulatory Authority ("FINRA"). The Company consolidates 180BD for financial reporting purposes. 180BD is currently a disregarded entity for tax purposes under the Code.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and Articles 6 and 12 of Regulation S-X of the SEC and include the accounts of the Company and its wholly owned subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Our wholly owned subsidiaries, Ventures and 180BD, are controlled operating companies that provide services to us and are, therefore, consolidated. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments that represent 66 percent of our net assets.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of June 30, 2019, our financial statements include investments fair valued by the Board of Directors of $57,625,351 and one investment valued under the equity method at $245,658. The fair values and equity method value were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our privately held investments as well as our preferred stock of TheMaven, Inc., stock options of Synacor, Inc., and our warrants of OpGen, Inc., which are publicly traded companies. Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. The Company’s share of the net income or loss of the investee is included in "Share of loss on equity method investment" on the Company’s Consolidated Statement of Operations. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's financial statements. The difference could be material.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Restricted Cash. At June 30, 2019, we held $46,151 in "Restricted cash", as security deposits for a sub-lease. These funds are not considered part of operating cash of the Company.

Unaffiliated Rights to Payments. At June 30, 2019, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $1,908,279. The milestone payments are derivatives and valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory and sales milestones.

At June 30, 2019, the outstanding potential rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc., were valued at $0.

Prepaid Expenses. We include prepaid insurance premiums and deferred financing charges in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance" in the Company's Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $16,054 at June 30, 2019, representing cost of $201,689, less accumulated depreciation of $185,635. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Company's Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Write-offs are netted in interest income. During the period ended June 30, 2019, the Company had write-offs that netted a reduction of interest income of $630,680 in cash interest ($28,085 in interest, being offset by a write-off of $658,765) on senior secured debt, secured and unsecured convertible bridge notes, interest-bearing accounts and U.S. government securities. During the period ended June 30, 2019, the Company recorded, on a net basis, $1,585 of bridge note cash interest. During the period ended June 30, 2019, the Company recorded, on a net basis, $21,901 of bridge note PIK interest. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months.

When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status. Starting April 1, 2018 and through June 30, 2019, Black Silicon Holdings, Inc. is on non-accrued status. Had interest been accrued, an additional $51,422 in income would have been included in "Controlled affiliated companies-PIK" in the Company's Consolidated Statement of Operations. Starting July 1, 2018 and through June 30, 2019, Produced Water Absorbents, Inc. ("PWA") is on non-accrued status. Had interest been accrued, an additional $268,050 in income would have been included in "Non-controlled affiliated companies-cash" in the Company's Consolidated Statement of Operations. An additional $658,765, the remaining interest accrual, was written-off on the senior secured debt issued by PWA to the Company due to Management's assessment of collectibility.

Yield Enhancing Fee Income on Debt Securities. Yield enhancing fee income received in connection with our non-convertible debt investments are deferred. The unearned fee income is accreted into income based on the effective interest method over the life of the investment. During the period ended June 30, 2019, total yield enhancing fees accreted into investment income was $100,660.

Fee Income for Providing Managerial Assistance to Portfolio Companies. During the period ended June 30, 2019, the Company earned $102,792 in cash income and $73,999 in non-cash income, owing to certain of its employees providing managerial assistance to and/or as members of the board of directors of HALE.life Corporation and TheStreet, Inc. We recognize revenues from fee income for providing managerial assistance as those services are provided.

Management Fees and Carried Interest from Managed Fund. As of June 30, 2019, the Company managed $6.1 million of external capital as the investment manager of TST SPV and 180.2 SPV (together, the "Managed SPVs"). The Company receives management fees for its services as investment manager that are earned and accrued from the date of inception of each Managed SPV through the date of liquidation of the fund. These management fees will be paid to us upon liquidation of the fund regardless of the performance of the fund. The Company collected $74,137 in management fees in April 2019 from TST SPV, which was previously accrued, following a distribution from TheStreet, Inc.

The accrued but not collected management fees for the period ended June 30, 2019, were $34,558 and is recorded in "Receivable from portfolio companies and managed funds" in the Company's Consolidated Statement of Assets and Liabilities. Management fee income is recorded in "Management fee income" in the Company's Consolidated Statement of Operations. Management fee income is paid upon the termination of each Managed SPV.

As Managing Member of the Managed SPVs, we are entitled to carried interest on profits generated on the managed capital. The Company received and recognized $318,827 in carried interest from TST SPV during the period ended June 30, 2019, as a result of a realized gain from a distribution from TheStreet, Inc. on April 22, 2019, and is recorded in "Carried interest" in the Company's Consolidated Statement of Operations. If the Managed SPVs were liquidated as of June 30, 2019, we would receive approximately an additional $300,100. We do not include accruals for carried interest in our financial statements until such carried interest is received and/or we conclude that it is probable that a reversal of the accrual will not occur. We are unable to conclude that it is probable a reversal will not occur as of June 30, 2019, and therefore have not included such accrual in our financial statements as of that date.

Put Options. The Company may purchase put options on publicly traded securities as an investment and/or with the intention of limiting its downside risk. When the Company purchases a put option, an amount equal to the premium paid is recorded in the Consolidated Statements of Assets and Liabilities as an investment. The Company may also purchase a put option at one price and sell a put option at another price in a simultaneous transaction referred to as a put spread. The amount of these assets is subsequently marked-to-market to reflect the current value of the put options. In the event that the put options are exercised, the Company would be required to deliver those shares to the counterparty. When the put options expire unexercised, the Company realizes a loss on the premium paid, or the difference between the premium paid and the premium received, as applicable. While the Company traded a put spread during reporting period, it did not have any put options outstanding at June 30, 2019. During the period ended June 30, 2019, net realized gain from investments in put options was $114,202.

Rent Expense and Sub-lease Income. Our lease at 1450 Broadway, New York, New York, commenced on January 21, 2010. The lease expires on December 31, 2019. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. We apply these rent abatements, credits, escalations and landlord payments on a straight-line basis in the determination of rent expense over the lease term.

On June 9, 2017, we entered into a sub-lease for our office space in New York that began on June 15, 2017, and extends through the remainder of our lease term of December 31, 2019. The base rent is $37 per square foot with a 3 percent increase per year, subject to an abatement of rent and a rent credit to the sub-lessee for 3.9 months. We apply the rent abatement and credit on a straight-line basis in the determination of rental income over the sub-lease term.

During the period ended June 30, 2019, the Company earned rental income of $124,333, from the sub-lease of our office space in New York, which is recorded as "Sub-lease income" under investment income in the Company's Consolidated Statement of Operations.

We currently lease and run our daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey, on a month-to-month basis. The base rent is approximately $26 per square foot. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gain or loss on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As we currently intend to qualify as a RIC for 2019 and in future years and distribute any ordinary income, the Company does not accrue for income taxes. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company also has operating loss carryforwards that can be used to offset operating income and net realized capital gains in years when we fail to qualify as a RIC. The Company recognizes interest and penalties in income tax expense. We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Ventures, which is a C Corporation. See Note 9. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Concentration of Investor Risk. As of June 30, 2019, two investors, Ariel Investments, LLC and Financial Consulate Inc., owned approximately 15.8 percent and 7.4 percent, respectively, of our outstanding shares.

Recent Accounting Pronouncements and Adoptions. The SEC adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components of distributable loss on the Company's Consolidated Statement of Assets and Liabilities. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income (loss) on the Consolidated Statement of Changes in Net Assets. The Company reflected these changes in its Consolidated Financial Statements.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement." This ASU includes new, eliminated, and modified disclosure requirements. In addition, this ASU clarifies that materiality is an appropriate consideration for entities when evaluating disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. The Company has early adopted the eliminated and modified disclosures, as permitted by this ASU, and it did not have a material impact in its Consolidated Financial Statements as the changes are solely disclosure related.

On June 16, 2016, the FASB issued ASU 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." This ASU is intended to introduce new guidance for the accounting for credit losses on instruments within scope based on an estimate of current expected credit losses. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Company currently assesses the collectibility of any interest receivables and includes such determinations in the amounts included on its Consolidated Financial Statements. All other financial instruments owned by the Company are fair valued. As such, the Company does not currently anticipate that adoption of this ASU will have a material impact on its financial statements. The FASB has an ongoing annual improvements project on this ASU and on May 15, 2019 issued one such improvement, ASU 2019-05, "Financial Instruments-Credit Losses (Topic 326)" Targeted Transition Relief." This ASU provides entities within the scope of Subtopic 326-20, Financial Instruments-Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10. These improvements have no material impact on the Company's Consolidated Financial Statements.

On February 25, 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)." This ASU supersedes the existing guidance for the accounting for leases. Under the new guidance, lessees are required to recognize a right-of-use asset and a lease liability for all leases. The new guidance will continue to classify leases as either financing or operating, with classification affecting the pattern of expense recognition. The accounting applied by a lessor under the new guidance will be substantially equivalent to current lease accounting guidance. This ASU is required to be applied with a modified retrospective approach to each prior reporting period presented and provides for certain practical expedients. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. The Company adopted this ASU in its Consolidated Financial Statements, with the accounting policy election discussed above, which is consistent with how the Company currently accounts for its leases. The Company has two leases, one that ends on December 31, 2019, related to its former space in New York, New York, and a month-to-month lease at its current location in Montclair, New Jersey. On March 5, 2019, the FASB issued an improvement, ASU 2019-01, "Leases (Topic 842): Codification Improvements." This ASU addresses the determination of fair value of the underlying asset by lessors that are not manufacturers ore dealers; presentation on the statement of cash flows under sales type and direct financing leases; and transition disclosures. These improvements have no material impact on the Company's Consolidated Financial Statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Valuation Risk

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which market quotations are readily available and (ii) fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. See Note 2. Summary of Significant Accounting Policies for further discussion.

We have historically invested primarily in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded securities account for approximately 41.4 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes, which may restrict our ability to sell our positions and prices can be volatile. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our privately held and publicly traded businesses tend to not have attained profitability, and many of these businesses also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 66.5 percent of the portion of our portfolio that was fair valued was comprised of securities of privately held companies and rights to potential future milestone payments as well as our preferred stock of TheMaven, Inc. (a Level 2 investment), stock options of Synacor Inc. (a Level 3 investment), and our warrants of OpGen, Inc. (a Level 2 and Level 3 investment), which are publicly traded companies. Approximately 0.3 percent of the portion of our equity-focused portfolio that was valued according to the equity method was comprised of one privately held company. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2019 our largest 10 investments by value accounted for approximately 70 percent of the value of our investment portfolio. Our largest three investments, by value, AgBiome, LLC, D-Wave Systems, Inc., and TheMaven, Inc., accounted for approximately 17 percent, 10 percent and 8 percent, respectively, of our investment portfolio at June 30, 2019. AgBiome, LLC, and D-Wave Systems, Inc., are privately held portfolio companies and TheMaven, Inc. is a publicly traded company.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

Most of our investments are denominated in U.S. dollars, based on country of issuer. We currently have one investment denominated in Canadian dollars. We are exposed to foreign currency risk related to potential changes in foreign currency exchange rates pertaining to this investment. The potential loss in fair value on this investment resulting from a 10 percent adverse change in quoted foreign currency exchange rates is $469,497 at June 30, 2019. We do not currently hedge our exposure to fluctuations in currencies.

NOTE 4. FAIR VALUE OF INVESTMENTS

At June 30, 2019, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	June 30, 2019

Privately Held Portfolio Companies:

Preferred Stock	$0	$0	$45,791,712	$45,791,712
Bridge Notes	0	0	1,659,483	1,659,483
Common Stock	0	0	1,033,382	1,033,382
Warrants	0	0	29,853	29,853
Senior Secured Debt	0	0	0	0
LLC Interests	0	0	150,000	150,000

Publicly Traded Portfolio Companies:

Common Stock	$28,800,228	$0	$0	$28,800,228
Preferred Stock	0	7,000,000	0	7,000,000
Warrants	0	2,587	23	2,610
Stock Options	0	0	50,032	50,032

Total Investments:	$28,800,228	$7,002,587	$48,714,485	$84,517,300

Derivative Investments:

Rights to Payments	$0	$0	$1,908,279	$1,908,279

Total Financial Assets:	$28,800,228	$7,002,587	$50,622,764	$86,425,579

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value as of 6/30/2019	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-25.0% - 0.0% (-4.6%)
			Price Per Share	$0.39 - $1.30 ($1.14)
			Volatility	78.7% - 95.5% (81.8%)
Preferred Stock	$3,451,757	Hybrid Approach	Time to Exit / Cash Flows (Years)	4.0 - 5.0 (4.1)
			Price Per Share	$0.02 - $6.88 ($3.46)
			Public Comparable Adjustment (Including Non-Performance Risk)	-90.1% - 39.3% (9.3%)
			Volatility	48.6% - 95.5% (69.7%)
Preferred Stock	33,324,061	Income Approach	Time to Exit / Cash Flows (Years)	5.0 - 7.3 (5.1)
			Public Comparable Adjustment (Including Non-Performance Risk)	-12.2% (-12.2%)
			Revenue Multiples	3.8 (3.8)
			Time to Exit (Years)	0.8 (0.8)
			Discount for Lack of Marketability	17.1% (17.1%)
Preferred Stock	9,015,894	Market Approach	Price Per Share	$0.68 - $1.71 ($1.67)
Bridge Notes	382,341	Hybrid Approach	Estimated Value to Cost Ratio at Conversion	0.75 (0.75)
Bridge Notes	56,250	Income Approach	Estimated Value to Cost Ratio at Payout	0.25 (0.25)
			Revenue Multiples	3.8 (3.8)
			Time to Exit (Years)	0.8 (0.8)
			Discount for Lack of Marketability	17.1% (17.1%)
Bridge Notes	1,220,892	Market Approach	Estimated Value to Cost Ratio at Conversion	0.75 - 1.00 (0.95)
			Discount for Lack of Marketability	11.2% (11.2%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% - 5.9% (5.9%)
			Volatility	48.6% - 75.5% (68.2%)
			Time to Exit (Years)	5.0 - 5.5 (5.1)
Common Stock	1,033,382	Income Approach	Price Per Share	$0.21 - $1.06 ($0.52)
			Volatility	63.4% (63.4%)
			Revenue Multiples	1.2 (1.2)
			Time to Exit (Years)	0.5 (0.5)
Common Stock	0	Market Approach	Discount for Lack of Marketability	10.7% (10.7%)
			Price Per Share	$0.39 - $2.31 ($2.26)
			Volatility	28.8% - 98.9% (28.9%)
Warrants	29,876	Income Approach	Time to Exit (Years)	1.7 - 5.6 (3.23)
Warrants	0	Market Approach	Price Per Share	$0.00 ($0.00)
			Revenue Multiple	1.2x (1.2x)
			Exit Date	0.5 (0.5)
			Volatility Rate	63.4% (63.4%)
Senior Secured Debt	0	Market Approach	Discount for Lack of Marketability	10.7% (10.7%)
LLC Interests	150,000	Market Approach	Bid/Ask	$50,000-$250,000 ($150,000)

	Fair Value as of 6/30/2019	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Discount for Lack of Marketability	19.9% (19.9%)
			Volatility	56.6% (56.6%)
Stock Options	$50,032	Income Approach	Time to Exit (Years)	9.7 (9.7)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (70.1%)
			Probability of Achieving Dependent Milestones	5.2% - 56.3% (42.7%)
Rights to Payments	1,908,279	Income Approach	Time to Cash Flows (Years)	1.5 - 7.5 (4.8)

Total	$50,622,764

(a) Weighted average based on fair value at June 30, 2019.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities either by an income or market approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments valued by the income approach, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the period ended June 30, 2019, the following changes in valuation methodology occurred since December 31, 2018:

•	We changed the valuation methodology of our securities of Phylagen, Inc., from the income approach to the market approach owing to a sale of shares in a secondary market transaction.

•	We changed the valuation methodology of our securities of Petra Pharma Corporation from the income and market approaches to the hybrid approach owing to developments within the company.

The following chart shows the components of change in the financial assets categorized as Level 3 for the period ended June 30, 2019.

	Beginning Balance 1/1/2019	Total Realized (Losses) Gains Included in Changes in Net Assets		Transfers	Total Unrealized Appreciation (Depreciation) Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals and Settlements	Ending Balance 6/30/2019	Amount of Total Appreciation (Depreciation) for the year Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock	$45,226,020	$9,397	[1]	$0	$481,295	$100,000	$(25,000)	$45,791,712	$481,295

Bridge Notes	1,421,280	(131,321)	[2]	0	7,288	612,521	(250,285)	1,659,483	7,288

Common Stock	933,963	0		0	99,419	0	0	1,033,382	99,419

Warrants	32,089	(26,357)	[2]	0	24,144	0	0	29,876	(1,971)

Senior Secured Debt	76,863	0		0	(177,523)	100,660	0	0	(177,523)

LLC Interests	150,000	0		0	0	0	0	150,000	0

Stock Options	69,163	0		0	(19,131)	0	0	50,032	50,032

Rights to Payments	2,019,283	0		0	(111,004)	0	0	1,908,279	(111,004)

Total	$49,928,661	$(148,281)		$0	$304,488	$813,181	$(275,285)	$50,622,764	$347,536

1 Represents gross realized gains.
2 Represents gross realized losses.

We elected to use beginning of the year values to recognize transfers in and out of Level 3 investments, when transfers occur.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of June 30, 2019.

Industry	Value as of June 30, 2019	% of Net Assets	Value as of June 30, 2019	% of Net Assets
Application Software			$2,549,807	2.9%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,549,807	2.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			150,000	0.2%
Unaffiliated Portfolio Companies	150,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			3,130,344	3.6%
Unaffiliated Portfolio Companies	3,130,344	3.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			4,088,694	4.7%
Unaffiliated Portfolio Companies	4,088,694	4.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Components			1,415,000	1.6%
Unaffiliated Portfolio Companies	1,415,000	1.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			14,668,989	16.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	14,668,989	16.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Equipment & Instruments			2,114,530	2.4%
Unaffiliated Portfolio Companies	2,114,530	2.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Financial Exchanges & Data			2,890,424	3.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,890,424	3.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			2,477,821	2.8%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,477,821	2.8%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			10,818,755	12.4%
Unaffiliated Portfolio Companies	56,250	0.1%
Non-Controlled Affiliated Portfolio Companies	5,945,280	6.8%
Controlled Affiliated Portfolio Companies	4,817,225	5.5%

Industry	Value as of June 30, 2019	% of Net Assets	Value as of June 30, 2019	% of Net Assets
Interactive Media & Services			$7,000,000	8.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	$7,000,000	8.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			4,034,113	4.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,034,113	4.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			3,163,302	3.6%
Unaffiliated Portfolio Companies	1,888,725	2.1%
Non-Controlled Affiliated Portfolio Companies	1,274,577	1.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			687,894	0.8%
Unaffiliated Portfolio Companies	404,542	0.5%
Non-Controlled Affiliated Portfolio Companies	283,352	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			7,270,790	8.3%
Unaffiliated Portfolio Companies	6,694,174	7.6%
Non-Controlled Affiliated Portfolio Companies	576,616	0.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			3,691,393	4.2%
Unaffiliated Portfolio Companies	3,352,647	3.8%
Non-Controlled Affiliated Portfolio Companies	338,746	0.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			14,217,311	16.2%
Unaffiliated Portfolio Companies	8,641,205	9.8%
Non-Controlled Affiliated Portfolio Companies	5,576,106	6.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Undisclosed Industries			2,302,070	2.6%
Unaffiliated Portfolio Companies	2,302,070	2.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$86,671,237		$86,671,237

NOTE 6. DERIVATIVES

At June 30, 2019, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These rights to milestone payments were fair valued at $1,908,279 as of June 30, 2019. At June 30, 2019, we had rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc. These rights to payments were fair valued at $0 as of June 30, 2019.

We also purchased and sold put options during the period. A put option gives its holder the right to sell a specific security at a specific price (known as the exercise strike price) by certain date.

Transactions in put options during the period ended June 30, 2019, were as follows:

	Number of Contracts	Premium

Put options outstanding as of December 31, 2018	0	$0
Put options purchased	(1,100)	(720,543)
Put options written	1,100	467,452
Put options expired	0	0
Purchased put options terminated in closing transactions	1,100	1,029,701
Written put options terminated in closing transactions	(1,100)	(662,408)
Put options outstanding as of June 30, 3019	0	$114,202

The following tables present the value of derivatives held at June 30, 2019, and the effect of derivatives held during the period ended June 30, 2019, along with the respective location in the financial statements.

Consolidated Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives Instruments - Unaffiliated Rights to Payments	Location	Fair Value	Location	Fair Value

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Investments	$1,908,279	--	--

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Investments	$0	--	--

Total		$1,908,279

Consolidated Statement of Operations:

Derivatives Instruments - Unaffiliated Rights to Payments	Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Net Change in Unrealized Appreciation on Investments	--	$(111,004)

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Net Change in Unrealized Appreciation on Investments	--	$0

Put options	Net Realized Gain from Investments	$114,202	--

Total		$114,202	$(111,004)

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation paid by the Company during the period ended June 30, 2019, to its officers amounted to $655,085. In addition, the Compensation Committee awarded a deferred bonus as of December 31, 2017, to certain of the Company's officers of $346,500 payable only upon achievement of certain metrics defined by the Compensation Committee over the next two years, starting December 31, 2017. As of June 30, 2019, $173,250 of the deferred bonus was paid to those officers as the Compensation Committee determined the metrics for the payment of this deferred compensation from 2017 were met. The remaining deferred compensation accrual after payment was $116,078 and was included in the Company's Consolidated Statement of Assets and Liabilities. We currently believe that payment of these deferred bonuses is probable, and an additional $27,720 related to the remaining portion of the deferred bonus was also included in the Company's Consolidated Statement of Assets and Liabilities as of June 30, 2019, totaling $143,798. This amount represents the additional time-elapsed portion of the deferred bonus accrued on a straight-line basis during the period ended June 30, 2019, based on the metric measurement date.

Additionally, the Compensation Committee determined that based on information available as of June 30, 2019, it believes that an award of a bonus to management for 2019 is probable. It determined that $292,425 should be accrued for payment and was included in accounts payable as of this financial statement date. This amount represents the time-elapsed portion of the estimated 2019 bonus including a deferred portion accrued on a straight-line bases through June 30, 2019 based on each metric measurement date. This accrual may change materially once full year metrics are available.

The aggregate compensation paid by the Company to the independent members of its Board of Directors during the period ended June 30, 2019 was $138,750.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the period ended June 30, 2019, the Compensation Committee approved a 100 percent match, which amounted to approximately $44,000.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At June 30, 2019, we had $168,932 accrued for benefits for this former employee under the plan, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

NOTE 9. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015 and in 2017. We did not qualify as a RIC under Subchapter M of the Code in 2018 owing to a failure to meet the 50 percent Diversification Test as of the end of the first quarter 2018 and accordingly, the Company was treated as a C Corporation. We did not have net taxable income in 2018, so our failure to qualify as a RIC did not result in a tax liability for the Company for 2018. While we have subsequently met the diversification test requirements to qualify as a RIC through the period ended June 30, 2019, and we currently intend to qualify as a RIC in 2019, we cannot guarantee we will do so as of the end of 2019 or in subsequent tax years.
In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we also will fail to qualify for IC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, the Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all of our taxable income, whether or not distributed. In addition to the corporate tax that would be paid by the Company, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends and generally subject to up to a 30 percent withholding tax if received by a non-U.S. shareholder, although such dividends may qualify for long-term capital gain treatment as "qualified dividends" for U.S. shareholders meeting certain holding period requirements. Furthermore, our ownership percentages in our portfolio have grown over the last several years, which makes it more difficult to pass certain RIC diversification tests when companies in our portfolio are successful and we wish to invest more capital in those companies to increase our investment returns. As long as the aggregate values of our non-qualifying assets remain below 50 percent of total assets and no non-qualifying asset represents more than 25 percent of the total assets, we will continue to pass the Diversification Tests. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit the Company and our shareholders.
We note that our ownership of D-Wave Systems, Inc. is currently held through Parallel Universes, Inc., which holds shares of D-Wave Systems, Inc. through a Canadian limited company, 4169841 Canada Ltd. ("CanCo"). We have rights to seek a reorganization of D-Wave Systems, Inc. upon certain events including a sale and/or an initial public offering of the company that we currently believe will enable us to use our accumulated operating and capital loss carryforwards to offset any gains from that investment. Should we decide to sell our shares of D-Wave Systems, Inc., ahead of such reorganization or if we are not able to complete such reorganization due to changes in tax laws or other factors, our returns on investment may be decreased due to taxation at the Parallel Universes, Inc. and/or CanCo entity levels. We do not currently plan to sell our shares prior to an event that would trigger our reorganization rights.
The Company's status as a RIC is irrevocable, but qualification is measured annually. Given the Company's status as a RIC and that the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, the Company does not include a deferred tax asset and valuation allowance on its Consolidated Statement of Assets and Liabilities.
For federal tax purposes, the Company’s 2015 through 2017 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for New Jersey state tax purposes, the Company’s 2014 through 2017 tax years remain open for examination by the tax authorities under a four-year statute of limitations. The Company will file its 2018 federal and state taxes under extensions which were filed earlier in 2019.
For the period ended June 30, 2019, the Company recorded a consolidated expense of $1,617 in federal, state and local income taxes.
We pay federal, state and local taxes on behalf of Ventures, which is taxed as a C Corporation. For the period ended June 30, 2019, our income tax benefit for Ventures was $810.
For the period ended June 30, 2019, the Company recorded aggregate unrealized appreciation of $25,219,501, aggregate unrealized depreciation of $30,224,037 and net unrealized depreciation is $5,004,536. The aggregate book cost of investments is $91,675,773.
As of December 31, 2018, we had post-enactment loss carryforwards under the provisions of the the Regulated Investment Company Modernization Act of 2010 (the "Act") of $21,205,166 long term. Post-enactment losses have no expiration date in years where we qualify as a RIC.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. The change of the federal corporate tax rate from 35 percent to 21 percent in the 2017 Act may impact future decisions regarding the issuance of deemed dividends should the Company fail to qualify as a RIC under Subchapter M of the Code and be in a net taxable gain position on investments.

NOTE 10. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will identify emerging biotechnology companies for the Company to invest in directly. The investment consists of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. The final remaining investment commitment was invested in the second quarter of 2019, and therefore there are no remaining investment commitments for Accelerator as of June 30, 2019. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

The Company's initial investment in Petra Pharma Corporation in December 15, 2015 was in a round of financing that included investment of additional capital of up to of $260,504 upon achievement of certain quantitative and qualitative milestones and/or decisions by the board to waive such milestones. The Company invested $116,601 of the $260,504 in Petra Pharma Corporation in April 2019, and the remaining $143,903 in July 2019.

Additionally, portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in similar outcomes that could negatively impact the value of the Company's securities of those portfolio companies.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the period ended June 30, 2019:

Company	Purchases/Cost	Sales Proceeds/Distributions
Adesto Technologies Corporation	$0	$2,146,036
Airgain, Inc.	688,550	2,227,858
Emcore Corporation	327,389	0
Intermolecular, Inc.	1,548,227	3,235,135
Iteris, Inc.	2,507,476	892,064
Lantronix, Inc.	523,633	0
Quantum Corporation	5,516,172	0
Synacor, Inc.	11,114	0
TheMaven, Inc.	7,000,000	0
TheStreet, Inc.	96,832	8,345,936
Miscellaneous Common Stocks	2,551,835	216,317
Total Public Portfolio Purchases and Sales Proceeds/Distributions	$20,771,228	$17,063,346

Coba Therapeutics Corporation	$0	$20,285
Genome Profiling, LLC	0	230,000
Lodo Therapeutics Corporation	474,019	0
Petra Pharma Corporation	116,601	0
Phylagen, Inc.	0	25,000
TARA Biosystems, Inc.	100,000	0
Total Private Portfolio Cost and Sales Proceeds	$690,620	$275,285
Total Portfolio Purchases/Cost and Sales Proceeds/Distributions	$21,461,848	$17,338,631

Note: The table above does not include purchases of short-term U.S. Treasury securities whose maturities at the time of acquisition were one year or less during the period ended June 30, 2019. The Company did not sell any such securities during the period ended June 30, 2019. The table above also does not include transactions in short-term put options whose maturities at the time of acquisition were one year or less during the period ended June 30, 2019.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 20, 2019, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about February 28, 2019.  On August 1, 2019, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about August 16, 2019.  As of June 30, 2019, no repurchases had occurred.

NOTE 13. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies, including serving as members of the board of directors. In certain cases, we receive fees for providing such assistance. During the period ended June 30, 2019, we received fees totaling $102,792 in cash and $73,999 in non-cash, included in the Company's Consolidated Statement of Operations in "Fee income for providing managerial assistance to portfolio companies."

NOTE 14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of June 30, 2019, through the date these financial statements were issued, and include the following:

On August 12, 2019, the Company received a distribution of $6.4398 per share owned of TheStreet, Inc., or $3,036,503. The Company also received carried interest of $314,707 from the realized gain on the distribution received by TST SPV. In addition to the distribution, the Company and TST SPV will receive a contingent value right ("CVR") which will entitle the Company and TST SPV to receive a pro-rata portion of funds escrowed in connection with the prior sale of its institutional business units when and if such funds are released from escrow in the first quarter of 2020. The Company's pro-rata portion of the CVR is estimated at approximately $42,000. It is uncertain whether the Company will receive this amount.

NOTE 15. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2019
CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
HALE.life Corporation	Common Stock	$0	$0	$146,462	$0	$(1,233)	$(1,233)	$145,229
	Series Seed-1 Convertible Preferred Stock	0	0	2,147,894	9,108	0	9,108	2,157,002
	Series Seed-2 Convertible Preferred Stock	0	0	2,500,871	14,123	0	14,123	2,514,994
Total Controlled Affiliated Privately Held Companies		$0	$0	$4,795,227	$23,231	$(1,233)	$21,998	$4,817,225

NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$15,864	$0	$(4,269)	$(4,269)	$11,595
	Series B Convertible Preferred Stock	0	0	286,562	0	(77,230)	(77,230)	209,332
	Secured Convertible Bridge Note	4,959	0	152,134	0	(34,315)	(39,274)	117,819
AgBiome, LLC	Series A-1 Convertible Preferred Units	$0	$0	$10,442,684	$815,224	$0	$815,224	$11,257,908
	Series A-2 Convertible Preferred Units	0	0	2,214,058	172,574	0	172,574	2,386,632
	Series B Convertible Preferred Units	0	$0	951,079	73,370	0	73,370	1,024,449
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes (G)	0	0	476,187	100,429	0	100,429	576,616
Coba Therapeutics Corporation	Convertible Bridge Note (H)	$0	$(131,321)	$21,776	$0	$(21,776)	$129,830	$0

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2019
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	0	$1,201,023	$204,680	$0	$204,680	$1,405,703
	Series Seed-2 Convertible Preferred Stock	0	0	429,732	71,820	0	71,820	501,552
	Series A-2 Convertible Preferred Stock	0	0	499,616	70,950	0	70,950	570,566
Essential Health Solutions, Inc.	Common Stock	$0	$0	$128,339	$7,296	$0	$7,296	$135,635
	Series A Convertible Preferred Stock	0	0	2,781,300	162,441	0	162,441	2,943,741
	Convertible Bridge Note	1,984	0	50,142	1,984	0	0	52,126
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$0	$779,467	$20,779	$0	$20,779	$800,246
	Convertible Bridge Note	312	0	0	474,331	0	0	474,331
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$17,273	$0	$(2,159)	$(2,159)	$15,114
	Series Seed 2 Convertible Preferred Stock	0	0	8,550	0	(1,069)	(1,069)	7,481
	Series Seed 3 Convertible Preferred Stock	0	0	17,256	0	(2,157)	(2,157)	15,099
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$0	$1,232,502	$0	$(20,734)	$(20,734)	$1,211,768
	Series A Convertible Preferred Stock	0	0	1,431,936	0	(18,173)	(18,173)	1,413,763
	Series A-2 Convertible Preferred Stock	0	0	189,592	0	(1,345)	(1,345)	188,247
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0	0	0
	Senior Secured Debt (I)	(558,105)	0	76,863	0	(76,863)	(177,523)	0
TARA Biosystems, Inc.	Common Stock	$0		$659,162	$93,356	$0	$93,356	$752,518
	Series A Convertible Preferred Stock	0	0	2,842,393	338,541	0	338,541	3,180,934
	Series A-2 Convertible Preferred Stock	0	0	0	100,661	0	661	100,661
Total Non-Controlled Affiliated Privately Held Companies		$(550,850)	$(131,321)	$26,905,490	$2,708,436	$(260,090)	$1,918,018	$29,353,836

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2019
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES (F):
Intermolecular, Inc.	Common Stock	$0	$358,246	$1,425,846	$0	$(1,425,846)	$(97,184)	$0
Quantum Corporation	Common Stock	$0	$0	$0	$5,576,106	$0	$59,934	$5,576,106
Synacor, Inc.	Common Stock	$0	$0	$2,361,053	$138,722	$0	$127,608	$2,499,775
	Stock Options	0	0	0	50,032	0	50,032	50,032
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0	$0	$2,000,000	$0	$0	$2,000,000
	Series I Convertible Preferred Stock	0	0	0	5,000,000	0	0	5,000,000
TheStreet, Inc.	Common Stock	$0	$3,299,375	$9,477,161	$0	$(6,586,737)	$(1,637,003)	$2,890,424
	Stock Options	0	0	4,495	0	(4,495)	(4,495)	0
	Restricted Stock Units	0	0	64,668	0	(64,668)	(64,668)	0
Total Non-Controlled Affiliated Publicly Traded Securities		$0	$3,657,621	$13,333,223	$12,764,860	$(8,081,746)	$(1,565,776)	$18,016,337
Total Non- Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$(550,850)	$3,526,300	$40,238,713	$15,473,296	$(8,341,836)	$352,242	$47,370,173

EQUITY METHOD PRIVATELY HELD COMPANY:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$246,229	$0	$(571)	$0	$245,658
Total Equity Method Privately Held Company		$0	$0	$246,229	$0	$(571)	$0	$245,658

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of June 30, 2019.

(B)
Represents the total amount of interest or dividends and yield enhancing fees on debt securities credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended June 30, 2019.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)	"Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status as of April 1, 2018 and, therefore, is considered non-income producing as of the period ended June 30, 2019.

(H)	Debt security was on non-accrual status as of January 1, 2019 and, was considered non-income producing prior the Company receiving a liquidating distribution in May 2019.

(I)	Debt security is on non-accrual status as of July 1, 2018.

 **Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which is accounted for under the equity method.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$145,229
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	2,157,002
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	2,514,994
				4,396,930	4,817,225
Total Controlled Affiliated Companies (5.5%)				$4,396,930	$4,817,225

NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$11,595
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	209,332
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/19)	(M) (L3)		$100,000	127,573	95,679
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	29,521	22,140
				$1,809,738	$338,746
AgBiome, LLC		Fertilizers & Agricultural Chemicals
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$11,257,908
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,386,632
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	1,024,449
				$3,021,746	$14,668,989
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	576,616
				$7,870,245	$576,616

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,405,703
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	501,552
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	570,566
				$2,100,000	$2,477,821
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$135,635
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,943,741
Unsecured Convertible Bridge Note, 8% PIK, (acquired 12/19/18, maturing 12/19/19)	(M) (L3)		$50,000	52,126	52,126
				2,802,146	3,131,502
Lodo Therapeutics Corporation		Pharmaceuticals
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	$658,190	$800,246
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(M) (L3)		$474,019	474,331	474,331
				1,132,521	1,274,577
NGX Bio, Inc.		Research & Consulting Services
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I) (L3)		666,667	$500,002	$15,114
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I) (L3)		329,989	499,999	7,481
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(I) (L3)		666,001	686,329	15,099
				$1,686,330	$37,694
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$1,211,768
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,413,763
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	188,247
				$2,200,002	$2,813,778
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,424,340	0
				$10,159,871	$0

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$752,518
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	3,180,934
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	100,661
				$2,645,513	$4,034,113
Total Non-Controlled Affiliated Privately Held Portfolio (33.4%)				$35,428,112	$29,353,836

NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Quantum Corporation		Technology Hardware, Storage & Peripherals
Common Stock (acquired 2/4/19-6/25/19)	(M) (L1)		2,104,191	$5,516,172	$5,576,106
Synacor, Inc.		Application Software
Common Stock (acquired 4/6/17-5/14/19)	(M) (L1)		1,602,420	$4,349,510	$2,499,775
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19)	(I) (L3)		50,000	0	38,392
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19)	(I) (L3)		15,000	0	11,640
				$4,349,510	$2,549,807
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	$2,000,000	$2,000,000
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	5,000,000
				$7,000,000	$7,000,000
TheStreet, Inc.		Financial Exchanges & Data
Common Stock (acquired 4/19/17-4/4/19)	(M) (L1)		471,521	$0	$2,890,424
Total Non-Controlled Affiliated Publicly Traded Portfolio (20.5%)				$16,865,682	$18,016,337

EQUITY METHOD PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$245,658	$245,658
Total Equity Method Privately Held Company (0.3%)				$245,658	$245,658
Total Investments in Non-Controlled Affiliated Companies, Publicly Traded Securities and Equity Method Company (54.2%)				$52,539,452	$47,615,831
Total Investments in Controlled, Non-Controlled Affiliated Companies, Publicly Traded Securities and Equity Method Company (59.7%)				$56,936,382	$52,433,056

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•
180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Annual Meeting of Shareholders

The Company held its Annual Meeting of Shareholders on June 12, 2019. The following votes were cast for directors:

	For	% Voted For	Withheld	% Vote Withheld
Stacy R. Brandom	27,015,133	97.6%	671,238	2.4%
Charles E. Ramsey	26,819,145	96.9%	867,225	3.1%
Kevin M. Rendino	26,865,280	97.0%	821,091	3.0%
Richard P. Shanley	27,005,416	97.5%	680,955	2.5%
Parker A. Weil	26,996,674	97.5%	689,696	2.5%
Daniel B. Wolfe	27,030,195	97.6%	656,175	2.4%

The following votes were cast to ratify PricewaterhouseCoopers LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
27,156,807	258,851	270,712
98.1%	0.9%	1.0%

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.

Board of Directors

Stacy R. Brandom[1,2,4]	Charles E. Ramsey[2,3,4]	Richard P. Shanley[1,2,3,4,5]
Parker A. Weil[1,2,3]	Kevin M. Rendino[6]	Daniel B. Wolfe

1. Member of Audit Committee    2. Member of Valuation Committee 3. Member of Compensation Committee
4. Member of Nominating Committee    5. Lead Independent Director     6. Chairman of the Board

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer
Robert E. Bigelow III	Vice President, Head of Fund Development

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Schulte Roth & Zabel LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: MUFG Union Bank, N.A.
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
877-260-8188
Website: www.astfinancial.com Email: info@astfinancial.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee List of Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period 2019	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	0	0	$0
02/01 - 02/28	0	0	0	0
03/01 - 03/31	0	0	0	2,500,000
04/01 - 04/30	0	0	0	2,500,000
05/01 - 05/31	0	0	0	2,500,000
06/01 - 06/30	0	0	0	2,500,000

Total for Year	0		0

On February 20, 2019, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about February 28, 2019. As of June 30, 2019, no repurchases had occurred.

On August 1, 2019, our Board reauthorized the repurchase of up to $2.5 million of the Company's common Stock within a six-month period from the date of notice to investors, which notice is expected to be mailed on our about August 16, 2019.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated April 29, 2019.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.
(b)     Not applicable.

Item 13. Exhibits.

(a)(1)    Not applicable to this semi-annual report.

(a)(2)     Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)     Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: August 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: August 14, 2019		Date: August 14, 2019